UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2015

Commission File Number	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number

1-9894	ALLIANT ENERGY CORPORATION (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-1380265

1-4117	Interstate Power and Light Company (an Iowa corporation) Alliant Energy Tower Cedar Rapids, Iowa 52401 Telephone (319) 786-4411	42-0331370

(Former name or former address, if changed since last report.)

This combined Form 8-K is separately filed by Alliant Energy Corporation and Interstate Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 13, 2015, Interstate Power and Light Company (“IPL”), a subsidiary of Alliant Energy Corporation, entered into an Underwriting Agreement (the “Underwriting Agreement”) with Mitsubishi UFJ Securities (USA), Inc., Mizuho Securities USA Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters listed therein (the “Underwriters”), pursuant to which IPL agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, $250,000,000 aggregate principal amount of IPL’s 3.400% Senior Debentures due 2025 (the “Debentures”), in a public offering (the “Offering”). The Debentures are to be issued under an Indenture dated as of August 20, 2003, between IPL and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Indenture”), pursuant to an Officer’s Certificate provided pursuant to the Indenture setting forth the terms of the Debentures (the “Certificate”). The Offering is expected to close, subject to standard closing conditions, on August 18, 2015.

The Debentures are registered under the Securities Act of 1933, as amended, pursuant to an automatic shelf registration statement on Form S-3 (Registration No. 333-200941-01) that IPL filed with the Securities and Exchange Commission (the “SEC”) on December 15, 2014 (the “Registration Statement”). The Registration Statement was supplemented by a Prospectus Supplement setting forth the terms of the Debentures that IPL filed with the SEC on August 14, 2015.

This Current Report on Form 8-K is being filed for the purpose of filing exhibits to the Registration Statement relating to the public offering of the Debentures, and all such exhibits are hereby incorporated into the Registration Statement by reference. The Underwriting Agreement is filed as Exhibit 1.1 and the Certificate is filed as Exhibit 4.1 to this Form 8-K.

On August 13, 2015, IPL issued a press release announcing that it had priced the Offering. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Perkins Coie LLP, counsel to IPL, has issued an opinion to IPL, dated August 18, 2015, regarding the legality of the Debentures upon issuance thereof, and Nyemaster Goode, P.C., Iowa counsel to IPL, has issued an opinion to IPL, dated August 18, 2015, regarding certain legal matters relating to Iowa law. The opinions are filed as Exhibit 5.1 and Exhibit 5.2 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 13, 2015, among Interstate Power and Light Company and the underwriters named therein.

4.1	Officer’s Certificate creating the 3.400% Senior Debentures due 2025 of Interstate Power and Light Company.

5.1	Opinion of Perkins Coie LLP, dated August 18, 2015, with respect to the 3.400% Senior Debentures due 2025 of Interstate Power and Light Company.

5.2	Opinion of Nyemaster Goode, P.C., dated August 18, 2015, with respect to the 3.400% Senior Debentures due 2025 of Interstate Power and Light Company.

23.1	Consent of Perkins Coie LLP (contained in Exhibit 5.1 hereto).

23.2	Consent of Nyemaster Goode, P.C. (contained in Exhibit 5.2 hereto).

99.1	Press Release of Interstate Power and Light Company, dated August 13, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation and Interstate Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: August 18, 2015	By:	/s/ Thomas L. Hanson
Thomas L. Hanson
Senior Vice President and Chief Financial Officer

INTERSTATE POWER AND LIGHT COMPANY

Date: August 18, 2015	By:	/s/ Thomas L. Hanson
Thomas L. Hanson
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 13, 2015, among Interstate Power and Light Company and the underwriters named therein.

4.1	Officer’s Certificate creating the 3.400% Senior Debentures due 2025 of Interstate Power and Light Company.

5.1	Opinion of Perkins Coie LLP, dated August 18, 2015, with respect to the 3.400% Senior Debentures due 2025 of Interstate Power and Light Company.

5.2	Opinion of Nyemaster Goode, P.C., dated August 18, 2015, with respect to the 3.400% Senior Debentures due 2025 of Interstate Power and Light Company.

23.1	Consent of Perkins Coie LLP (contained in Exhibit 5.1 hereto).

23.2	Consent of Nyemaster Goode, P.C. (contained in Exhibit 5.2 hereto).

99.1	Press Release of Interstate Power and Light Company, dated August 13, 2015.